___________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            _________________________

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                   ___________________________________________
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                    A TRUSTEE PURSUANT TO SECTION 305(b)(2) X
                    ________________________________________

                               JPMORGAN CHASE BANK
               (Exact name of trustee as specified in its charter)

NEW YORK                                                   13-4994650
(State of incorporation                              (I.R.S. employer
if not a national bank)                           identification No.)

270 PARK AVENUE
NEW YORK, NEW YORK                                              10017
(Address of principal executive offices)                   (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)
                  ____________________________________________
                       GMACM MORTGAGE LOAN TRUST 2003-GH2
               (Exact name of obligor as specified in its charter)

Delaware                                                        Pending
 (State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                      identification No.)


C/O WILMINGTON TRUST COMPANY, AS OWNER TRUSTEE
RODNEY SQUARE
1100 NORTH MARKET STREET                                        19890
(Address of principal executive offices)                   (Zip Code)


                                 DEBT SECURITIES
                       (Title of the indenture securities)

                                     GENERAL

Item 1. General Information.

        Furnish the following information as to the trustee:

     (a)Name and address of each examining or supervising authority to which it is subject.

     New York State Banking Department, State House, Albany, New York 12110.

     Board of Governors of the Federal Reserve System, Washington, D.C., 20551

     Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

     Federal Deposit Insurance Corporation, Washington, D.C., 20429.


     (b)Whether it is authorized to exercise corporate trust powers.

           Yes.


Item 2. Affiliations with the Obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

Items 3-15.

No responses are included for Items 3-15 of this Form T-1 because the Obligor is not in default as provided under Item 13.

Item 16. List of Exhibits

         List below all exhibits filed as a part of this Statement of Eligibility.

         1. A copy of the Restated Organization Certificate of the Trustee dated March 25, 1997 and the Certificate of Amendment dated October 22, 2001 (see
Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-76894, which is incorporated by reference.)

         2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

         3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

         4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76894, which is incorporated by reference.)

         5. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

         7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         8. Not applicable.

         9. Not applicable.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 12th day of December, 2003.

                                                   JPMORGAN CHASE BANK


                                                   By   /s/ Keith R. Richardson
                                                        Authorized Officer

                                    EXHIBIT 6



                       THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT



                                                             December 22, 2003


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

        In connection with the qualification of an indenture between GMACM Mortgage Loan Trust 2003-GH2 and JPMorgan Chase Bank, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.



               Very truly yours,

               JPMORGAN CHASE BANK,
               as Trustee

               By  /s/Keith Richardson
                   Keith Richardson
                   Attorney-in-Fact

                                   EXHIBIT 7



   J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
                STATEMENT OF CONDITION

                  SEPTEMBER 30, 2003

                                     ($000)
ASSETS
 Cash and Due From Banks                    $ 32,688
 Securities                                  115,560
 Loans and Leases                             41,185
 Premises and Fixed Assets                     9,470
 Intangible Assets                           158,727
 Other Assets                                 15,568
                                         ---------------
  Total Assets                              $373,198
                                         ===============


LIABILITIES
 Deposits                                   $102,395
 Other Liabilities                            47,412
                                         ---------------
  Total Liabilities                          149,807

EQUITY CAPITAL
 Common Stock                                    600
 Surplus                                     181,587
 Retained Earnings                            41,204
                                         ---------------
  Total Equity Capital                       223,391
                                         ---------------

  Total Liabilities and Equity Capital      $373,198
                                         ===============